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                                                                   EXHIBIT 10.17

                                SECOND AMENDMENT
                                       TO
                          RESTATED EMPLOYMENT AGREEMENT


          This SECOND AMENDMENT is made as of October 1, 1999 by and among Essex Bancorp, Inc. ("Bancorp"), Essex Savings Bank, FSB (the "Bank") and Essex Home Mortgage Servicing Corporation (collectively, the "Employers") and Gene D. Ross ("Employee").

                                 WITNESSETH:

          WHEREAS, Bancorp, certain Bancorp subsidiaries and the Employee entered into a Restated Employment Agreement dated as of January 1, 1998 (the "Employment Agreement"), which Employment Agreement was subsequently amended; and

          WHEREAS, Employers and Employee desire to further amend the Employment Agreement in certain respects.

          NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Employers and Employee agree to amend the Employment Agreement as follows:

          1. Section 2.1 of the Agreement is amended to insert the phrase ", or such higher rate of salary as the Board of Directors of Bancorp approves," after the phrase "$189,000 per year" and before the phrase "(the "Salary")."

          2. Section 3.7(a) of the Agreement is amended to insert at the end of the last sentence thereof the phrase "(with Employee to pay for that portion of the cost of coverage, if any, charged to active, continuing employees of the Employer with similar coverage)."

          3. Section 3.7(d) of the Agreement is deleted and former Section 3.7(e) is redesignated as new Section 3.7(d).

          4. Essex Home Mortgage Servicing Corporation is hereby added as an additional Employer under the Employment Agreement in place of Essex Mortgage Corporation.


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          IN TESTIMONY WHEREOF, the parties have caused this First Amendment to the Agreement to be executed as of the first day of October, 1999.


                                 ESSEX BANCORP, INC.


                                 By:  /s/ Roscoe D. Lacy, Jr.
                                      -----------------------
                                 Its:  Director
                                       --------


                                 ESSEX SAVINGS BANK, FSB


                                 By:  /s/ Roscoe D. Lacy, Jr.
                                      -----------------------
                                 Its:  Director
                                       --------


                                 ESSEX HOME MORTGAGE SERVICING CORPORATION



                                 By:  /s/ Roscoe D. Lacy, Jr.
                                      -----------------------
                                 Its:  Director
                                       --------



                                 /s/ Gene D. Ross
                                 ----------------


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